BIMINI CAPITAL MANAGEMENT ANNOUNCES THIRD QUARTER 2022 RESULTS
VERO

BEACH,

Fla.,

(November

10,

2022)

–

Bimini

Capital

Management,

Inc.

(OTCQB:

BMNM),

(“Bimini

Capital,”

“Bimini,”

or

the
“Company”), today announced results of operations for the three-month period ended September 30, 2022.
Third Quarter 2022 Highlights
●
Net loss of $3.2 million, or $0.31 per common share
●
Book value per share of $2.38
●
Company to discuss results on Monday, November 14, 2022, at 10:00 AM ET
Management Commentary
Commenting on the third quarter results, Robert E. Cauley, Chairman and Chief Executive Officer, said, “In a continuation of the extremely volatile market conditions that have existed since the onset of the

COVID-19 pandemic, during the third quarter of 2022 the
financial markets were extremely turbulent.

During the third quarter, the response by the Federal Reserve (the “Fed”) to inflation grew more hawkish.

Through early August of 2022 the markets perceived that, while inflation was not transitory, the Fed would be able to
dampen demand by raising rates and cause inflation to decrease back towards the

Fed’s long-term target of 2%.

Further, the market
anticipated this would happen by early in 2023 and that the Fed would pivot and start to loosen monetary policy shortly thereafter.

The
Fed, through their public comments stressed that this was not going to be the case.

Supporting the Feds case, incoming economic
data over the period was persistently strong, indicating that rate increases to date had yet to slow demand.

The Fed raised the Fed
Funds target range by 75 basis points in June, July, September, and early November.

At the conclusion of the November meeting the
Fed made it clear that they are not done raising rates and that rates are likely to remain high for some time.

“The result of these developments was significant and widespread.

Germane to levered MBS investors like Royal Palm and Orchid
Island Capital (“Orchid”), were increases in market interest rates and a widening in the spreads that Agency MBS securities trade
relative to comparable duration U.S. Treasuries or swaps.

The yield on the 10-year U.S. Treasury rose from approximately 2.58% on
August 1, 2022 to 3.83% on September 30, 2022, and just under 4.25% on

October 24, 2022.

Short maturity rates rose even more
and, based on Fed funds futures,

the market expects the Fed will ultimately raise the Fed Funds rate to over

5% by the second quarter
of 2023.

“Agency MBS spreads relative to benchmark interest rates increased to levels observed in March of 2020 by the end of the third
quarter of 2022 and have exceeded those levels so far in the fourth quarter of 2022.

Returns for the Agency MBS market for the third
quarter of 2022 were (5.4)% and these returns were 1.7% lower than comparable duration LIBOR swaps.

The relative performance
across the Agency MBS universe is skewed in favor of higher coupon, 30-year securities that are currently in production by originators.

Lower coupon securities, especially those held in large amounts by the Fed,

and which may eventually be sold by the Fed, have
performed the worst.

Further aggressive hiking by the Fed may prevent the sector from performing well in the near term but, if the
economy does contract and enter a recession, the sector could do well on a relative performance basis owing to the lack of credit
exposure of Agency MBS.

This is consistent with the sector’s history of performance

in a counter-cyclical manner – doing well when
the economy is soft and relatively poorly when the economy is strong.

BMNM Announces Third Quarter 2022 Results

November 10, 2022
“For the quarter,

Orchid reported a loss of $84.5 million and its shareholders equity declined from $506.4 million to $400.4 million. The
market conditions described above drove the loss as agency MBS underperformed comparable duration U.S. Treasuries and Orchid’s
hedge positions. As a result, Orchid recorded net realized and unrealized losses of approximately $93.5 million related to its Agency
RMBS portfolio and related hedges. The decline in shareholders equity may lead to reduced management fees at Bimini Advisors in
the near-term since the management fees are a function of Orchid’s equity. Orchid also reduced its monthly dividend during the third quarter so monthly dividend revenues on the Company’s approximately 519 thousand shares declined from approximately $350.4
thousand to approximately $282.9 thousand. Orchid, like Bimini, will focus on weathering the current market conditions and looks
forward to capitalizing on the attractive returns that historically have become available as markets settle.

“As we discussed at the end of the second quarter, our intention was to grow our cash position until we saw clear evidence the market
had stabilized before redeploying our cash to resume growing the portfolio.

The Agency MBS did in fact stabilize during July and early
August of 2022, and we took initial steps to rebuild the portfolio by purchasing approximately

$10.2 million of pass-through MBS.

As a
result of paydowns of approximately $1.8 million and mark to market declines of approximately

$2.6 million, the pass-through portfolio
only increased by approximately $5.8 million.

The structured portfolio was essentially unchanged during the quarter.

Given the
developments that occurred over the balance of the quarter and into the fourth quarter, we are again willing to let our cash position
resume building and will only seek to resume growing the portfolio once we see clear evidence the current rate cycle is nearing its
conclusion.”
Details of Third Quarter 2022 Results of Operations
The Company reported net loss of $3.2 million for the three-month period ended September

30, 2022.

Advisory service revenue for
the quarter was $3.3 million.

We recorded interest and dividend income of $0.7 million and interest expense on repurchase agreements of $0.2 million and long-term debt of $0.4 million.

We recorded a $3.1 million mark to market loss on our shares of Orchid common stock and unrealized losses of $2.6 million on our MBS portfolio. The results for the quarter also included operating expenses
of $2.1 million and an income tax benefit of $0.3 million.
Management of Orchid Island Capital, Inc.
Orchid is managed and advised by Bimini.

As Manager, Bimini is responsible for administering Orchid’s business activities and day-to-
day

operations.

Pursuant to

the

terms of

the management

agreement, Bimini

Advisors provides

Orchid

with its

management team,
including its officers, along with appropriate support personnel.
Bimini also maintains a common stock

investment in Orchid which is

accounted for under the fair value

option, with changes in fair value
recorded in the statement of

operations for the current period.

For the three months ended September 30,

2022, Bimini’s statement of
operations included a fair value adjustment of $(3.1) million and dividends of $0.3 million from its investment in Orchid’s common stock.

Also during

the three

months ended

September 30,

2022, Bimini

recorded $3.3

million in

advisory services

revenue for

managing Orchid’s
portfolio consisting of $2.6 million of management fees, $0.5 million in overhead reimbursement and $0.2 million in repurchase, clearing
and administrative fees.
Book Value Per Share
The Company's Book Value

Per Share at September 30, 2022 was

$2.38.

The Company computes Book Value

Per Share by dividing
total stockholders' equity by the total number of shares outstanding of the Company's Class A Common Stock. At September 30, 2022,
the Company's stockholders’ equity was $24.3 million, with 10,246,809 Class A Common shares outstanding.

BMNM Announces Third Quarter 2022 Results

November 10, 2022
Capital Allocation and Return on Invested Capital
The Company

allocates capital between

two MBS sub-portfolios,

the pass-through MBS

portfolio (“PT

MBS”) and

the structured MBS
portfolio, consisting

of interest

only (“IO”)

and inverse

interest-only (“IIO”)

securities.

The table

below details

the changes

to the

respective
sub-portfolios during the quarter.

Portfolio Activity for the Quarter
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Market Value - June 30, 2022 $ 35,492,144 $ 3,033,792 $ 9,114 $ 3,042,906 $ 38,535,050
Securities purchased 10,187,515 - - - 10,187,515
Return of investment n/a (98,654) (416) (99,070) (99,070)
Pay-downs (1,781,672) n/a n/a n/a (1,781,672)
Premium lost due to pay-downs (6,927) n/a n/a n/a (6,927)
Mark to market gains (losses) (2,615,173) 52,304 (2,500) 49,804 (2,565,369)
Market Value - September 30, 2022 $ 41,275,887 $ 2,987,442 $ 6,198 $ 2,993,640 $ 44,269,527
The tables below present the allocation of capital between the respective portfolios at September 30, 2022 and June 30, 2022,

and the
return on invested capital

for each sub-portfolio for

the three-month period ended September 30,

2022. Capital allocation is

defined as
the sum of the market value of

securities held, less associated repurchase agreement borrowings, plus cash and cash equivalents and
restricted cash associated with repurchase agreements.

Capital allocated to non-portfolio assets is not included in the calculation.
The returns on invested

capital in the PT

MBS and structured MBS

portfolios were approximately (31.5)%

and 3.7%, respectively, for the
third quarter of 2022.

The combined portfolio generated a return on invested capital of approximately

(18.3)%.
Capital Allocation
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
September 30, 2022
Market value $ 41,275,887 $ 2,987,442 $ 6,198 $ 2,993,640 $ 44,269,527
Cash equivalents and restricted cash 7,399,097 - - - 7,399,097
Repurchase agreement obligations (43,493,999) - - - (43,493,999)
Total
(1)
$ 5,180,985 $ 2,987,442 $ 6,198 $ 2,993,640 $ 8,174,625
% of Total 63.4% 36.5% 0.1% 36.6% 100.0%
June 30, 2022
Market value $ 35,492,144 $ 3,033,792 $ 9,114 $ 3,042,906 $ 38,535,050
Cash equivalents and restricted cash 6,529,567 - - - 6,529,567
Repurchase agreement obligations (36,925,999) - - - (36,925,999)
Total
(1)
$ 5,095,712 $ 3,033,792 $ 9,114 $ 3,042,906 $ 8,138,618
% of Total 62.6% 37.3% 0.1% 37.4% 100.0%
(1)
Invested capital includes the value of the MBS portfolio and cash equivalents and restricted cash, reduced by repurchase agreement
borrowings.

BMNM Announces Third Quarter 2022 Results

November 10, 2022
Returns for the Quarter Ended September 30, 2022
Structured Security Portfolio
Pass-Through Interest-Only Inverse Interest
Portfolio Securities Only Securities Sub-total Total
Interest income (net of repo cost) $ 173,242 $ 60,306 $ 1,332 $ 61,638 $ 234,880
Realized and unrealized (losses) gains (2,622,100) 52,304 (2,500) 49,804 (2,572,296)
Hedge gains 844,188 n/a n/a n/a 844,188
Total Return $ (1,604,670) $ 112,610 $ (1,168) $ 111,442 $ (1,493,228)
Beginning capital allocation $ 5,095,712 $ 3,033,792 $ 9,114 $ 3,042,906 $ 8,138,618
Return on invested capital for the quarter
(1)
(31.5)% 3.7% (12.8)% 3.7% (18.3)%
(1)
Calculated by dividing the Total

Return by the Beginning Capital Allocation, expressed as a percentage.
Prepayments
For the third quarter of 2022, the

Company received approximately $1.9

million in scheduled and unscheduled

principal repayments and
prepayments,

which

equated to

a

3-month

constant

prepayment

rate

(“CPR”)

of

approximately

10.8%

for

the

third

quarter

of

2022.

Prepayment rates on the two MBS sub-portfolios were as follows (in CPR):

PT Structured
MBS Sub- MBS Sub- Total
Three Months Ended Portfolio Portfolio Portfolio
September 30, 2022 13.1 7.5 10.8
June 30, 2022 17.2 22.9 20.0
March 31, 2022 18.5 25.6 20.9
December 31, 2021 13.7 35.2 21.1
September 30, 2021 15.5 26.9 18.3
June 30, 2021 21.0 31.3 21.9
March 31, 2021 18.5 16.4 18.3
Portfolio
The following tables summarize the MBS portfolio as of September 30, 2022 and December 31, 2021:
($ in thousands)
Weighted
Percentage Average
of Weighted Maturity
Fair Entire Average in Longest
Asset Category Value Portfolio Coupon Months Maturity
September 30, 2022
Fixed Rate MBS $ 41,276 93.2% 4.02% 329 1-Jul-52
Structured MBS 2,994 6.8% 2.84% 301 15-May-51
Total MBS Portfolio $ 44,270 100.0% 3.62% 327 1-Jul-52
December 31, 2021
Fixed Rate MBS $ 58,029 95.4% 3.69% 330 1-Sep-51
Structured MBS 2,774 4.6% 2.88% 306 15-May-51
Total MBS Portfolio $ 60,803 100.0% 3.41% 329 1-Sep-51

BMNM Announces Third Quarter 2022 Results

November 10, 2022
($ in thousands)
September 30, 2022 December 31, 2021
Percentage of Percentage of
Agency Fair Value Entire Portfolio Fair Value Entire Portfolio
Fannie Mae $ 31,774 71.8% $ 39,703 65.3%
Freddie Mac 12,496 28.2% 21,100 34.7%
Total Portfolio $ 44,270 100.0% $ 60,803 100.0%
September 30, 2022 December 31, 2021
Weighted Average Pass Through Purchase Price $ 105.51 $ 109.33
Weighted Average Structured Purchase Price $ 4.48 $ 4.81
Weighted Average Pass Through Current Price $ 94.00 $ 109.30
Weighted Average Structured Current Price $ 13.36 $ 9.87
Effective Duration
(1)
4.484 2.103
(1)
Effective duration is the

approximate percentage change

in price for a

100 basis point change

in rates.

An effective duration

of 4.484 indicates
that an

interest rate

increase of

1.0% would

be expected

to cause

a 4.484%

decrease in

the value

of the

MBS in

the Company’s

investment
portfolio at

September 30,

2022.

An effective

duration of

2.103 indicates

that an

interest rate

increase of

1.0% would

be expected

to cause

a
2.103% decrease

in the

value of

the MBS

in the

Company’s investment

portfolio at

December 31,

2021. These

figures include

the structured
securities in the portfolio but

not the effect of the

Company’s hedges.
Effective duration quotes for

individual investments are obtained

from The
Yield Book, Inc.
Financing and Liquidity
As of

September

30, 2022,

the Company

had outstanding

repurchase

obligations

of approximately

$43.5

million

with a

net weighted

average
borrowing

rate of

2.98%.

These agreements

were collateralized

by MBS

with a

fair value,

including

accrued

interest,

of approximately

$44.3
million and cash of approximately

$1.2 million. At September

30, 2022, the Company’s

liquidity was approximately

$6.1 million, consisting
of unpledged

MBS and cash

and cash equivalents.
We may

pledge

more of

our structured

MBS as

part of

a repurchase

agreement

funding,

but retain

cash in

lieu of

acquiring

additional

assets.

In this way,

we can, at

a modest cost, retain

higher levels of cash on

hand and decrease the likelihood we

will have to

sell assets in

a
distressed

market in

order to

raise cash.

Below is

a list of

outstanding

borrowings

under repurchase

obligations

at September

30, 2022.
($ in thousands)
Repurchase Agreement Obligations
Weighted Weighted
Total Average Average
Outstanding % of
Borrowing

Amount Maturity
Counterparty Balances Total Rate at Risk
(1)
(in Days)
Mirae Asset Securities (USA) Inc. $ 25,345 58.4% 2.93% $ 1,107 16
Citigroup Global Markets, Inc. 9,501 21.8% 2.94% 392 14
South Street Securities, LLC 4,062 9.3% 3.12% 85 19
Mitsubishi UFJ Securities (USA), Inc. 2,500 5.7% 3.32% 350 23
ED&F Man Capital Markets, Inc. 2,086 4.8% 3.08% 35 19
$ 43,494 100.0% 2.98% $ 1,969 16
(1)
Equal to the fair value of securities sold (including accrued interest receivable)

and cash posted as collateral,

if any, minus the

sum of repurchase
agreement liabilities,

accrued interest

payable and securities

posted by the

counterparty

(if any).

BMNM Announces Third Quarter 2022 Results

November 10, 2022
Summarized Consolidated Financial Statements
The

following is a summarized presentation

of the unaudited consolidated

balance sheets as of September 30, 2022, and December

31,
2021, and

the unaudited

consolidated statements of

operations for

the nine

and three

months ended

September 30,

2022 and

2021.

Amounts presented

are subject

to change.
BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited - Amounts Subject To

Change)
September 30, 2022 December 31, 2021
ASSETS
Mortgage-backed securities $ 44,269,527 $ 60,803,144
Cash equivalents and restricted cash 7,399,097 9,812,410
Orchid Island Capital, Inc. common stock, at fair value 4,256,384 11,679,107
Accrued interest receivable 200,104 229,942
Deferred tax assets, net 36,607,388 35,036,312
Other assets 4,137,042 4,523,726
Total Assets $ 96,869,542 $ 122,084,641
LIABILITIES AND STOCKHOLDERS' EQUITY
Repurchase agreements $ 43,493,999 $ 58,877,999
Long-term debt 27,422,050 27,438,976
Other liabilities 1,605,638 2,767,816
Total Liabilities 72,521,687 89,084,791
Stockholders' equity

24,347,855 32,999,850
Total Liabilities and

Stockholders' Equity
$ 96,869,542 $ 122,084,641
Class A Common Shares outstanding 10,246,809 10,702,194
Book value per share $ 2.38 $ 3.08

BMNM Announces Third Quarter 2022 Results

November 10, 2022
BIMINI CAPITAL MANAGEMENT,

INC.
CONSOLIDATED STATEMENTS

OF OPERATIONS
(Unaudited - Amounts Subject to Change)
Nine Months Ended September 30, Three Months Ended September 30,
2022 2021 2022 2021
Advisory services $ 9,719,703 $ 6,757,799 $ 3,311,962 $ 2,546,578
Interest and dividend income 2,363,811 3,244,552 727,701 1,043,295
Interest expense (1,252,400) (842,503) (588,680) (272,194)
Net revenues 10,831,114 9,159,848 3,450,983 3,317,679
Other expense (14,025,878) (2,854,649) (4,802,482) (1,032,766)
Expenses 6,215,658 5,133,566 2,077,307 1,652,562
Net (loss) income before income tax (benefit) provision (9,410,422) 1,171,633 (3,428,806) 632,351
Income tax (benefit) provision (1,571,076) 336,389 (255,618) 167,751
Net (loss) income $ (7,839,346) $ 835,244 $ (3,173,188) $ 464,600
Basic and Diluted Net (Loss) Income Per Share of:
CLASS A COMMON STOCK $ (0.75) $ 0.07 $ (0.31) $ 0.04
CLASS B COMMON STOCK $ (0.75) $ 0.07 $ (0.31) $ 0.04
Three Months Ended September 30,
Key Balance Sheet Metrics 2022 2021
Average MBS
(1)
$ 41,402,288 $ 66,691,953
Average repurchase agreements
(1)
40,209,999 67,252,999
Average stockholders' equity
(1)
26,115,625 34,305,539
Key Performance Metrics
Average yield on MBS
(2)
4.30% 3.22%
Average cost of funds
(2)
2.09% 0.14%
Average economic cost of funds
(3)
3.92% 4.36%
Average interest rate spread
(4)
2.21% 3.08%
Average economic interest rate spread
(5)
0.38% (1.14)%
Summarized Consolidated Financial Statements
(1).
Average MBS,

repurchase agreements

and stockholders’

equity balances

are calculated

using two data

points, the

beginning and

ending balances.
(2).
Portfolio yields and

costs of

funds are

calculated based

on

the average

balances of

the underlying

investment portfolio/repurchase agreement
balances and

are annualized

for the quarterly

periods presented.
(3).
Represents interest cost of our borrowings and the effect of derivative agreements attributed to the period related to hedging activities,

divided by
average repurchase

agreements.
(4).
Average interest

rate spread is

calculated by

subtracting

average cost

of funds from

average yield

on MBS.
(5).
Average economic

interest rate

spread is calculated

by subtracting

average economic

cost of funds

from average

yield on MBS.

BMNM Announces Third Quarter 2022 Results

November 10, 2022
About Bimini Capital Management, Inc.
Bimini Capital Management,

Inc. invests primarily

in, but is not limited to investing

in, residential

mortgage-related

securities issued

by the
Federal National

Mortgage Association

(Fannie Mae), the Federal

Home Loan Mortgage Corporation

(Freddie Mac) and the Government
National Mortgage Association

(Ginnie Mae). Its objective is to earn returns on the spread between the yield on its assets and its

costs,
including the interest expense on

the funds

it borrows.

In addition, Bimini

generates a significant portion of

its revenue serving

as the
manager

of the

MBS portfolio

of, and

providing

certain

repurchase

agreement

trading,

clearing

and administrative

services

to, Orchid

Island
Capital,

Inc.
Forward Looking Statements
Statements

herein

relating

to matters

that are

not historical

facts

are forward-looking

statements

as defined

in the

Private

Securities

Litigation
Reform Act of 1995. The reader is cautioned that

such forward-looking

statements are based on information

available at the time and on
management's

good faith

belief

with respect

to future

events,

and are

subject

to risks

and uncertainties

that could

cause actual

performance
or results to

differ materially

from those expressed

in such forward-looking

statements.

Important

factors that

could cause

such differences
are

described

in

Bimini

Capital

Management,

Inc.'s

filings

with

the

Securities

and

Exchange

Commission,

including

Bimini

Capital
Management, Inc.'s most

recent Annual Report on

Form 10-K

and Quarterly Reports

on Form

10-Q. Bimini

Capital Management, Inc.
assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other
factors affecting

forward-looking

statements.
Earnings Conference Call Details
An earnings

conference

call and live audio

webcast will

be hosted Monday. November

14, 2022,

at 10:00 AM ET. Participants

can receive
dial-in information

via email

by following

the link:
https://www.netroadshow.com/events/login?show=9af9aee6&confId=43613
A

live

audio

webcast

of

the

conference

call

can

be

accessed

via

the

investor

relations

section

of

the

Company's

website

at
https://ir.biminicapital.com

or at

https://events.q4inc.com/attendee/567537104,

and an

audio archive of

the webcast will

be available for
approximately

one year.
CONTACT:
Bimini Capital

Management,

Inc.
Robert E.

Cauley, 772-231-1400
Chairman

and Chief

Executive

Officer
https://ir.biminicapital.com